Exhibit 99.1
VIAVI ANNOUNCES FOURTH QUARTER AND YEAR ENDED FISCAL 2022 RESULTS
Fourth Quarter
•Net revenue of $335.3 million, up $24.4 million or 7.8% year-over-year
•GAAP operating margin of 14.3%, up 380 bps year-over-year
•Non-GAAP operating margin of 21.3%, up 50 bps year-over-year
•GAAP EPS of $0.07, up $0.06 or 600.0% year-over-year
•Non-GAAP EPS of $0.24, up $0.02 or 9.1% year-over-year

Fiscal 2022
•Net revenue of $1,292.4 million, up $93.5 million or 7.8% year-over-year
•GAAP operating margin of 14.3%, up 240 bps year-over-year
•Non-GAAP operating margin of 22.2%, up 110 bps year-over-year
•GAAP EPS of $0.07, down $0.22 or 75.9% year-over-year
•Non-GAAP EPS of $0.95, up $0.12 or 14.5% year-over-year

Chandler, Arizona, August 11, 2022 — VIAVI (NASDAQ: VIAV) today reported results for its fourth fiscal quarter ended July 2, 2022.

Fourth quarter of fiscal 2022 net revenue was $335.3 million. GAAP net income was $16.5 million, or $0.07 per share. Non-GAAP net income was $55.8 million, or $0.24 per share.

Third quarter of fiscal 2022 net revenue was $315.5 million. GAAP net income was $19.2 million or $0.08 per share. Non-GAAP net income was $52.0 million, or $0.22 per share.

Fourth quarter of fiscal 2021 net revenue was $310.9 million. GAAP net income was $3.3 million, or $0.01 per share. Non-GAAP net income was $52.5 million, or $0.22 per share.

“I am pleased with VIAVI’s performance in the fiscal year 2022. We generated record revenue, close to $1.3 billion, and record operating profit, exceeding our strategic plan goals that we set out three years ago before the pandemic, global supply chain issues, and inflationary pressures,” said Oleg Khaykin, VIAVI’s President and Chief Executive Officer.

Khaykin added, “I am also pleased with VIAVI’s performance and momentum during the fiscal Q4 2022, resulting in record revenue and record fourth quarter profitability driven by Fiber-to-the-Home deployment, 400GbE network and data center upgrades, and the investments in O-RAN network expansions.”

Financial Overview:

The tables below (in millions, except percentage, and per share data) provide comparisons of quarterly results to prior periods, including sequential quarterly and year-over-year changes. A full reconciliation between the GAAP and non-GAAP measures included in the tables is contained in this release under the section titled “Use of Non-GAAP (Adjusted) Financial Measures.”

Fourth Quarter Ended July 2, 2022

	GAAP Results
	Q4	Q3	Q4	Change
	FY 2022	FY 2022	FY 2021	Q/Q	Y/Y
Net revenue	$335.3	$315.5	$310.9	6.3%	7.8%
Gross margin	60.0%	59.2%	58.8%	80 bps	120 bps
Operating margin	14.3%	12.9%	10.5%	140 bps	380 bps
Income from operations	48.0	40.8	32.7	17.6%	46.8%
Net income per share	0.07	0.08	0.01	(12.5)%	600.0%

	Non-GAAP Results
	Q4	Q3	Q4	Change
	FY 2022	FY 2022	FY 2021	Q/Q	Y/Y
Non-GAAP gross margin	62.5%	62.0%	62.0%	50 bps	50 bps
Non-GAAP operating margin	21.3%	21.5%	20.8%	(20) bps	50 bps
Non-GAAP income from operations	71.5	67.7	64.7	5.6%	10.5%
Non-GAAP net earnings per share	0.24	0.22	0.22	9.1%	9.1%

	Net Revenue by Segment
	Q4	Q3	Q4	Change
	FY 2022	FY 2022	FY 2021	Q/Q	Y/Y
Network Enablement	$222.2	$204.3	$212.7	8.8%	4.5%
Service Enablement	24.0	26.5	23.8	(9.4)%	0.8%
Optical Security and Performance Products	89.1	84.7	74.4	5.2%	19.8%
Total	$335.3	$315.5	$310.9	6.3%	7.8%
Fiscal Year Ended July 2, 2022

	GAAP Results
	FY 2022	FY 2021	Change Y/Y
Net revenue	$1,292.4	$1,198.9	7.8%
Gross margin	59.8%	59.6%	20 bps
Operating margin	14.3%	11.9%	240 bps
Income from operations	185.0	142.2	30.1%
Net income per share	0.07	0.29	(75.9)%

	Non-GAAP Results
	FY 2022	FY 2021	Change Y/Y
Non-GAAP gross margin	62.6%	62.7%	(10) bps
Non-GAAP operating margin	22.2%	21.1%	110 bps
Non-GAAP income from operations	286.8	253.5	13.1%
Non-GAAP net income per share	0.95	0.83	14.5%

	Net Revenue by Segment
	FY 2022	FY 2021	Change Y/Y
Network Enablement	$845.8	$746.6	13.3%
Service Enablement	103.3	91.3	13.1%
Optical Security and Performance Products	343.3	361.0	(4.9)%
Total	$1,292.4	$1,198.9	7.8%
•Americas, Asia-Pacific and EMEA customers represented 38.7%, 38.7% and 22.6%, respectively, of total net revenue for the quarter ended July 2, 2022.

•As of July 2, 2022, the Company held $564.9 million in total cash, short-term restricted cash and short-term investments.

•As of July 2, 2022, the Company had $223.9 million aggregate principal amount of 1.00% Senior Convertible Notes, $68.1 million aggregate principal amount of 1.75% Senior Convertible Notes and $400 million aggregate principal amount of 3.75% Senior Notes with a total net carrying value of $684.5 million.

•During the fiscal quarter and fiscal year ended July 2, 2022, the Company generated $73.6 million and $178.1 million respectively, of cash flows from operations.

Business Outlook for the First Quarter of Fiscal 2023

For the first quarter of fiscal 2023 ending October 1, 2022, the Company expects net revenue to be between $317 million to $331 million and non-GAAP earnings per share to be between $0.22 to $0.24.

With respect to our expectations above, the Company has not reconciled non-GAAP net income per share to GAAP net income per share in this press release because it is unable to provide a meaningful or accurate estimate of certain reconciling items described in the “Use of Non-GAAP (Adjusted) Financial Measures” section below and the information is not available without unreasonable effort as a result of the inherent difficulty of forecasting the timing and/or amounts of certain items, including certain charges related to restructuring, acquisition, integration and related charges. In addition, the Company believes such reconciliations would imply a degree of precision that may be confusing or misleading to investors.

Conference Call

The Company will discuss these results and other related matters at 1:30 p.m. Pacific Time on August 11, 2022 in a live webcast, which will also be archived for replay on the Company’s website at https://investor.viavisolutions.com.  The Company will post supplementary slides outlining the Company’s latest financial results on https://investor.viavisolutions.com under the “Quarterly Results” section concurrently with this earnings press release. This press release is being furnished as a Current Report on Form 8-K with the Securities and Exchange Commission, and will be available at www.sec.gov.

About VIAVI Solutions

VIAVI (NASDAQ: VIAV) is a global provider of network test, monitoring, and assurance solutions for communications service providers, enterprises, network equipment manufacturers, original equipment manufacturers, government and avionics. We help these customers harness the power of instruments, automation, intelligence, and virtualization to Command the network. VIAVI is also a leader in light management solutions for the anti-counterfeiting, consumer electronics, industrial, government, and automotive markets.

To serve our markets, we operate in the following business segments:

•Network Enablement;
•Service Enablement; and
•Optical Security and Performance Products.

Learn more about VIAVI at https://www.viavisolutions.com. Follow us on VIAVI Perspectives, LinkedIn, Twitter, YouTube and Facebook.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include any expectation, anticipation or guidance as to future financial performance, including future revenue, gross margin, operating expense, operating margin, profitability targets, cash flow and other financial metrics, as well as the impact and duration of certain trends and market position and conditions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, the Company’s ability to predict future financial performance continues to be difficult due to, among other things: (a) continuing general limited visibility across many of our product lines; (b) quarter-over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin ranges across our portfolio; (c) consolidations in our customer base; (d) unforeseen changes in the demand for current and new products, technologies, services, delays or unforeseen events in the roll-out of new industry platforms such as 5G or evolving technology such as 3D sensing and customer purchasing delays as they assess or transition to such new technologies and/or architectures, all of which limit near-term demand visibility, and could negatively impact potential revenue; (e) continued decline of average selling prices across our businesses; (f) notable seasonality and a significant level of in-quarter book-and-ship business; (g) various product and manufacturing transfers, site consolidations, product discontinuances and restructuring and workforce reduction plans; (h) challenges integrating the businesses the Company has acquired and realizing all of the expected benefits and savings; (i) supply chain and materials constraints and the ability of our suppliers and contract manufacturers to meet production and delivery requirements to our forecasted demand; (j) potential disruptions or delays to our manufacturing and operations due to climate conditions and natural disasters in the regions where we operate, such as wildfires, drought conditions and related water shortages in Arizona, as well as wildfires in Northern California and related blackouts and power outages in that region; (k) the uncertain and ongoing impact to our supply chain of military conflicts, such as the escalating conflict between Russia and Ukraine, tariffs, sanctions and other trade measures imposed by domestic and foreign governments and the possibility of escalation of “trade wars,” cyber-attacks, and retaliatory measures; (l) the impact of infectious disease outbreaks, epidemics, and pandemics including the ongoing effects of the COVID-19 global pandemic on our financial results, revenues, customer demand, business operations and manufacturing and on the business operations of our customers, contract manufacturers and suppliers; and (m) inherent uncertainty related to global markets, including inflationary pressures, recessions and tightening liquidity and the effect of such markets on demand for our products. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. For more information on the risks and uncertainties associated with the Company’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of the Company’s filings with the Securities and Exchange Commission, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. The forward-looking statements contained in this press release are made as of the date thereof and the Company assumes no obligation to update such statements. We have not filed our Form 10-K for the year ended July 2, 2022. As a result, all financial results described in this earnings release should be considered preliminary, and are subject to change to reflect any necessary adjustments or changes in accounting estimates, that are identified prior to the time we file the Form 10-K.

Contact Information

Investors:
Sagar Hebbar
408-404-4507
sagar.hebbar@viavisolutions.com

Press:
Amit Malhotra
202-341-8624
amit.malhotra@viavisolutions.com

The following financial tables are presented in accordance with GAAP, unless otherwise specified.

-SELECTED PRELIMINARY FINANCIAL DATA -

VIAVI SOLUTIONS INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share data)
(unaudited)
PRELIMINARY

	Three Months Ended		Years Ended
	July 2, 2022	July 3, 2021	July 2, 2022	July 3, 2021
Net revenue	$335.3	$310.9	$1,292.4	$1,198.9
Cost of revenues	126.9	119.7	488.9	451.3
Amortization of acquired technologies	7.3	8.3	30.0	33.2
Gross profit	201.1	182.9	773.5	714.4
Operating expenses:
Research and development	54.2	52.1	213.2	203.0
Selling, general and administrative	96.7	90.5	365.7	337.5
Amortization of other intangibles	2.2	8.4	9.7	33.3
Restructuring and related benefits	—	(0.8)	(0.1)	(1.6)
Total operating expenses	153.1	150.2	588.5	572.2
Income from operations	48.0	32.7	185.0	142.2
Interest income and other income (expense), net	(1.0)	2.5	(96.6)	3.3
Interest expense	(6.2)	(3.9)	(23.3)	(14.7)
Income before income taxes	40.8	31.3	65.1	130.8
Provision for income taxes	24.3	28.0	49.6	63.3
Net income	$16.5	$3.3	$15.5	$67.5

Net income per share:
Basic	$0.07	$0.01	$0.07	$0.30
Diluted	$0.07	$0.01	$0.07	$0.29

Shares used in per share calculations:
Basic	227.2	228.4	230.9	228.7
Diluted	231.3	241.9	238.2	236.3

The preliminary financial statements are estimated based on our current information.

VIAVI SOLUTIONS INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions, unaudited)
PRELIMINARY

	July 2, 2022	July 3, 2021
ASSETS
Current assets:
Cash and cash equivalents	$559.9	$697.8
Short-term investments	1.4	1.6
Restricted cash	3.6	4.3
Accounts receivable, net	260.9	256.5
Inventories, net	110.1	94.9
Prepayments and other current assets	69.2	57.0
Total current assets	1,005.1	1,112.1
Property, plant and equipment, net	228.9	196.0
Goodwill, net	387.6	396.5
Intangibles, net	54.2	88.0
Deferred income taxes	86.3	109.3
Other non-current assets	65.8	59.5
Total assets	$1,827.9	$1,961.4
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$58.3	$63.2
Accrued payroll and related expenses	76.0	76.0
Deferred revenue	81.0	69.7
Accrued expenses	29.3	24.8
Short-term debt	68.4	456.6
Other current liabilities	56.3	57.1
Total current liabilities	369.3	747.4
Long-term debt	616.5	224.1
Other non-current liabilities	170.4	226.0
Total stockholders’ equity	671.7	763.9
Total liabilities and stockholders’ equity	$1,827.9	$1,961.4

The preliminary financial statements are estimated based on our current information.

VIAVI SOLUTIONS INC.
REPORTABLE SEGMENT INFORMATION
(in millions, unaudited)
PRELIMINARY

	Three Months Ended July 2, 2022
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Other Items (1)	Consolidated GAAP Measures
Net revenue	$222.2	$24.0	$246.2	$89.1	$—	$335.3

Gross profit	$142.6	$17.1	$159.7	$49.8	$(8.4)	$201.1
Gross margin	64.2%	71.3%	64.9%	55.9%		60.0%

Operating income			$37.1	$34.4	$(23.5)	$48.0
Operating margin			15.1%	38.6%		14.3%

	Three Months Ended July 3, 2021
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Other Items (1)	Consolidated GAAP Measures
Net revenue	$212.7	$23.8	$236.5	$74.4	$—	$310.9

Gross profit	$134.3	$15.6	$149.9	$42.8	$(9.8)	$182.9
Gross margin	63.1%	65.5%	63.4%	57.5%		58.8%

Operating income			$35.8	$28.9	$(32.0)	$32.7
Operating margin			15.1%	38.8%		10.5%

	Year Ended July 2, 2022
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Total Segment Measures	Other Items (1)	Consolidated GAAP Measures
Net revenue	$845.8	$103.3	$949.1	$343.3	$1,292.4	$—	$1,292.4

Gross profit	$543.6	$71.5	$615.1	$193.6	$808.7	$(35.2)	$773.5
Gross margin	64.3%	69.2%	64.8%	56.4%	62.6%		59.8%

Operating income			$147.8	$139.0	$286.8	$(101.8)	$185.0
Operating margin			15.6%	40.5%	22.2%		14.3%

	Year Ended July 3, 2021
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Total Segment Measures	Other Items (1)	Consolidated GAAP Measures
Net revenue	$746.6	$91.3	$837.9	$361.0	$1,198.9	$—	$1,198.9

Gross profit	$474.2	$59.9	$534.1	$218.1	$752.2	$(37.8)	$714.4
Gross margin	63.5%	65.6%	63.7%	60.4%	62.7%		59.6%

Operating income			$92.2	$161.3	$253.5	$(111.3)	$142.2
Operating margin			11.0%	44.7%	21.1%		11.9%
(1) Other items include charges (benefits) unrelated to core operating performance primarily consisting of stock-based compensation, amortization of acquisition-related intangibles, restructuring and related charges, changes in fair value of contingent consideration liabilities and other charges unrelated to core operating performance.

The preliminary financial schedules are estimated based on our current information.

Use of Non-GAAP (Adjusted) Financial Measures

The Company provides non-GAAP gross margin, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA financial measures as supplemental information regarding the Company’s operational performance. The Company uses the measures disclosed in this release to evaluate the Company’s historical and prospective financial performance, as well as its performance relative to its competitors. Specifically, management uses these items to further its own understanding of the Company’s core operating performance, which the Company believes represent its performance in the ordinary, ongoing and customary course of its operations. Accordingly, management excludes from core operating performance items such as those relating to certain purchase price accounting adjustments, amortization of acquisition-related intangibles and inventory step-up, stock-based compensation, restructuring, separation costs, changes in fair value of contingent consideration liabilities and certain investing expenses and non-cash activities that management believes are not reflective of such ordinary, ongoing and customary course activities. Additionally, the Company excludes the results of discontinued operations in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA for all periods reported. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

The Company believes providing this additional information allows investors to see Company results through the eyes of management. The Company further believes that providing this information allows investors to better understand the Company’s financial performance and, importantly, to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance.

The non-GAAP adjustments described in this release are excluded by the Company from its non-GAAP financial measures. The non-GAAP adjustments, and the basis for excluding them, are outlined below.

Cost of revenues, costs of research and development and costs of selling, general and administrative: The Company’s GAAP presentation of gross margin and operating expenses may include (i) additional depreciation and amortization from changes in estimated useful life and the write-down of certain property, equipment and intangibles that have been identified for disposal but remained in use until the date of disposal, (ii) workforce related charges such as severance, retention bonuses and employee relocation costs related to formal restructuring plans, (iii) costs for facilities not required for ongoing operations, and costs related to the relocation of certain equipment from these facilities and/or contract manufacturer facilities, (iv) stock-based compensation, (v) changes in fair value of contingent consideration liabilities and (vi) other charges unrelated to our core operating performance comprising mainly of acquisition related transaction costs, amortization of acquisition related inventory step-up, integration costs related to acquired entities, litigation and other costs and contingencies unrelated to current and future operations, including transformational initiatives such as the implementation of simplified automated processes, site consolidations, and reorganizations. The Company excludes these items in calculating non-GAAP gross margin, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Amortization of intangibles: The Company includes amortization expense related to intangibles in its GAAP presentation of cost of revenues and operating expense. The Company excludes these significant non-cash items in calculating non-GAAP gross margin, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, because it believes doing so provides investors a clearer and more consistent view of the Company’s core operating performance in terms of cost of revenues and operating expenses.

Non-cash interest expense and other expense: The Company incurred a loss of $3.1M and $101.8M for the three and twelve months ended July 2, 2022, respectively, in connection with the repurchase of certain 1.00% and 1.75% Senior Convertible Notes which was recorded in interest income and other income (expense), net, in compliance with authoritative guidance. The Company eliminates this in calculating non-GAAP net income (loss), and non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, because it believes that in so doing, it can provide investors a clearer and more consistent view of the Company’s core operating performance.

Income tax expense or benefit: The Company excludes certain non-cash tax expense or benefit items, such as the utilization of net operating losses where valuation allowances were released, intra-period tax allocation benefit and the tax effect for amortization of non-tax deductible intangible assets, in calculating non-GAAP net income (loss) and non-GAAP net income (loss) per share. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Interest, taxes, depreciation, amortization and other adjustments: The Company’s EBITDA calculation primarily excludes interest income and other income (expense), interest expense, taxes, depreciation and amortization, and other items that are not part of its core operating performance described above. The Company’s adjusted EBITDA excludes items in addition to the items excluded from the EBITDA calculation such as stock-based compensation, restructuring and related charges (benefits), gain or loss on sale of available for-sale investments, changes in fair value of contingent consideration liabilities arising from prior acquisitions and other charges related to activities that are not part of its core operating performance described above. Management believes adjusted EBITDA is a helpful indicator of the Company’s core operational cash flow.

Non-GAAP financial measures are not in accordance with, preferable to, or an alternative for, generally accepted accounting principles in the United States. The GAAP measure most directly comparable to non-GAAP net income (loss) is net income (loss). The GAAP measure most directly comparable to non-GAAP net income (loss) per share is net income (loss) per share. The Company believes these GAAP measures alone are not fully indicative of its core operating expenses and performance and that providing non-GAAP financial measures in conjunction with GAAP measures provides valuable supplemental information regarding the Company’s overall performance.

VIAVI SOLUTIONS INC.
RECONCILIATION OF GAAP MEASURES FROM CONTINUING OPERATIONS
TO NON-GAAP MEASURES
(in millions, except per share data)
(unaudited)
PRELIMINARY
The following tables reconcile GAAP measures to non-GAAP measures:

	Three Months Ended				Years Ended
	July 2, 2022		July 3, 2021		July 2, 2022		July 3, 2021
	Gross Profit	Gross Margin	Gross Profit	Gross Margin	Gross Profit	Gross Margin	Gross Profit	Gross Margin
GAAP measures	$201.1	60.0%	$182.9	58.8%	$773.5	59.8%	$714.4	59.6%
Stock-based compensation	1.2	0.3%	1.2	0.4%	5.2	0.4%	4.8	0.4%
Other charges (benefits) unrelated to core operating performance (1)	(0.1)	—%	0.3	0.1%	—	—%	(0.2)	—%
Amortization of intangibles	7.3	2.2%	8.3	2.7%	30.0	2.4%	33.2	2.7%
Total related to Cost of Revenue	8.4	2.5%	9.8	3.2%	35.2	2.8%	37.8	3.1%
Non-GAAP measures	$209.5	62.5%	$192.7	62.0%	$808.7	62.6%	$752.2	62.7%

	Three Months Ended				Years Ended
	July 2, 2022		July 3, 2021		July 2, 2022		July 3, 2021
	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin
GAAP measures	$48.0	14.3%	$32.7	10.5%	$185.0	14.3%	$142.2	11.9%
Stock-based compensation	12.6	3.8%	14.9	4.8%	52.3	4.1%	48.3	3.9%
Change in fair value of contingent liability	—	—%	(1.5)	(0.5)%	0.3	—%	(5.3)	(0.4)%
Other charges unrelated to core operating performance (1)	1.4	0.4%	2.7	0.9%	9.6	0.7%	3.4	0.3%
Amortization of intangibles	9.5	2.8%	16.7	5.4%	39.7	3.1%	66.5	5.5%
Restructuring and related benefits	—	—%	(0.8)	(0.3)%	(0.1)	—%	(1.6)	(0.1)%
Total related to Cost of Revenue and Operating Expenses	23.5	7.0%	32.0	10.3%	101.8	7.9%	111.3	9.2%
Non-GAAP measures	$71.5	21.3%	$64.7	20.8%	$286.8	22.2%	$253.5	21.1%

	Three Months Ended				Years Ended
	July 2, 2022		July 3, 2021		July 2, 2022		July 3, 2021
	Net Income	Diluted EPS	Net Income	Diluted EPS	Net income	Diluted EPS	Net Income	Diluted EPS
GAAP measures	$16.5	$0.07	$3.3	$0.01	$15.5	$0.07	$67.5	$0.29
Items reconciling GAAP net income and EPS to non-GAAP net income and EPS:
Stock-based compensation	12.6	0.05	14.9	0.06	52.3	0.22	48.3	0.21
Change in fair value of contingent liability	—	—	(1.5)	—	0.3	—	(5.3)	(0.02)
Other charges unrelated to core operating performance (1)	1.4	0.01	2.7	0.01	9.6	0.04	3.4	0.01
Amortization of intangibles	9.5	0.04	16.7	0.07	39.7	0.17	66.5	0.28
Restructuring and related benefits	—	—	(0.8)	—	(0.1)	—	(1.6)	(0.01)
Non-cash interest expense and other expense	3.0	0.01	—	—	102.2	0.43	0.2	—
Benefit from income taxes	12.8	0.06	17.2	0.07	5.8	0.02	16.2	0.07
Total related to net income and EPS	39.3	0.17	49.2	0.21	209.8	0.88	127.7	0.54
Non-GAAP measures	$55.8	$0.24	$52.5	$0.22	$225.3	$0.95	$195.2	$0.83
Shares used in per share calculation for Non-GAAP EPS		231.3		241.9		238.2		236.3

Note: Certain totals may not add due to rounding.
(1) Other items include charges unrelated to core operating performance primarily consisting of acquisition and integration related charges, transformational initiatives such as site consolidations, and reorganization, loss on sale of investments and loss on disposal of long-lived assets.

The preliminary financial schedules are estimated based on our current information.

VIAVI SOLUTIONS INC.
RECONCILIATION OF GAAP MEASURES FROM CONTINUING OPERATIONS
TO ADJUSTED EBITDA
(in millions, unaudited)
PRELIMINARY

	Three Months Ended		Years Ended
	July 2, 2022	July 3, 2021	July 2, 2022	July 3, 2021
GAAP net income	$16.5	$3.3	$15.5	$67.5
Interest income and other (income) expense, net	1.0	(2.5)	96.6	(3.3)
Interest expense	6.2	3.9	23.3	14.7
Provision for income taxes	24.3	28.0	49.6	63.3
Depreciation	8.8	9.0	35.7	35.8
Amortization	9.5	16.7	39.7	66.5
EBITDA	66.3	58.4	260.4	244.5
Restructuring and related benefits	—	(0.8)	(0.1)	(1.6)
Stock-based compensation	12.6	14.9	52.3	48.3
Change in fair value of contingent liability	—	(1.5)	0.3	(5.3)
Other charges unrelated to core operating performance (1)	1.4	2.7	9.6	3.4
Adjusted EBITDA	$80.3	$73.7	$322.5	$289.3

Note: Certain totals may not add due to rounding.
(1) Other items include charges unrelated to core operating performance primarily consisting of acquisition and integration related charges, transformational initiatives such as site consolidations, and reorganization, loss on sale of investments and loss on disposal of long-lived assets.

The preliminary financial schedules are estimated based on our current information.